SUPPLEMENT TO THE PROSPECTUS

W&R Target Funds, Inc.

The following information replaces the disclosure regarding the management of Value Portfolio in the section entitled "The Management of The Portfolios-- Portfolio Management:"

     Harry M. Flavin and Cynthia P. Prince-Fox are primarily responsible for the management of the Value Portfolio. Mr. Flavin has held his responsibilities since the Portfolio's inception. He is Senior Vice President of WRIMCO and President, Co-Chief Investment Officer and Director of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO.

     Cynthia P. Prince-Fox has held her responsibilities for Value Portfolio since January 2002. In addition, Ms. Prince-Fox is primarily responsible for the management of Balanced Portfolio. Ms. Prince-Fox has held her responsibilities for Balanced Portfolio since July 1994, the Portfolio's inception. She is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Prince-Fox is also Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox has served as a portfolio manager for investment companies managed by WRIMCO since January 1993. From February 1983 to January 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessor.


To be attached to the cover page of the Prospectus of:

     W&R Target Funds, Inc.
     Dated May 1, 2001

This Supplement is dated January 8, 2002.